UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2023

F45 Training Holdings Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-40590 (Commission File Number)	84-2529722 (I.R.S. Employer Identification No.)

3601 South Congress Avenue, Building E Austin, Texas 78704 (Address of Principal Executive Offices) (737) 787-1955 (Registrant's telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR § 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR § 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR § 210.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR § 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00005 per share	FXLV	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 30, 2023, F45 Training Holdings Inc., a Delaware corporation (the “Company”), as borrower, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent and Australian Security Trustee, entered into a Fourth Amendment to Amended and Restated Credit Agreement, dated June 30, 2023 (the “Fourth Amendment”), amending the Amended and Restated Credit Agreement dated as of August 13, 2021, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of December 20, 2021, as amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of May 13, 2022 and as amended by that certain Third Amendment to Amended and Restated Credit Agreement dated as of February 14, 2023 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the “JPM Credit Agreement”). Pursuant to the Fourth Amendment, the lenders have agreed to extend the deadlines under the JPM Credit Agreement with respect to delivery of the Company’s audited financial statements for the year ended December 31, 2022 (the “2022 Financial Statements”), financial statements for the quarter ended March 31, 2023 (collectively with the 2022 Financial Statements, the “Financial Statements”), financial statements for the quarter ended June 30, 2023, together with the accompanying compliance certificates, and financial projections, to August 31, 2023, subject to the terms and conditions set forth in the Fourth Amendment.

On June 30, 2023, the Company, as borrower, the lenders party thereto and Alter Domus (US) LLC as administrative agent, entered into a Consent Under Subordinated Credit Agreement, dated June 30, 2023 (the “Credit Agreement Consent”) under the Subordinated Credit Agreement, dated as of February 14, 2023, by and among the Company, as borrower, the other loan parties party thereto, the lenders party thereto and Alter Domus (US) LLC, as administrative agent and as Australian security trustee (the “Subordinated Credit Agreement”). Pursuant to the Credit Agreement Consent, the lenders have agreed to extend the deadlines under the Subordinated Credit Agreement with respect to delivery of the Company’s Financial Statements and financial statements for the quarter ended June 30, 2023, together with the accompanying compliance certificates, and financial projections, to August 31, 2023, subject to the terms and conditions set forth in the Credit Agreement Consent.

As the Company reported in its Form 12b-25 filed with the Securities and Exchange Commission on March 16, 2023 and its Form 12b-25 filed with the Securities and Exchange Commission on May 10, 2023, the Company has been unable to complete the Financial Statements because (i) the Company requires time to complete certain items with respect to the Company’s financial statement preparation and review processes, including management’s assessment of the effectiveness of the Company’s internal controls over financial reporting for the periods covered by the Financial Statements and (ii) as reported in Item 4.02 below, the Company has not completed its ongoing analysis of certain historical financial statements of the Company. The Company is not currently in a position to complete the Financial Statements, or file its Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Form 10-K”) or its Quarterly Report on Form 10-Q for the period ended March 31, 2023 (the “Form 10-Q”), but the Company continues to work expeditiously to conclude its review and will file the 2022 Form 10-K and the Form 10-Q as soon as practicable.

The foregoing summaries of the Fourth Amendment and the Credit Agreement Consent do not purport to be a complete description of the Fourth Amendment and Credit Agreement Consent and are qualified in its entirety by reference to the full text of the Fourth Amendment and Credit Agreement Consent, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2 and incorporated herein by reference.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On July 5, 2023, the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company concluded, after considering the recommendations of management, that the Company’s previously issued consolidated financial statements and related disclosures as of and for the year ended December 31, 2021 contained in the Company’s Annual Report on Form 10-K, and the associated report of the Company’s independent registered public accounting firm, Deloitte & Touche LLP, and the condensed consolidated financial statements and related disclosures contained in the Quarterly Reports on Form 10-Q as of and for the first three quarters of the year ended December 31, 2022 (collectively, the “Non-Reliance Periods”) should no longer be relied upon due to misstatements contained in such financial statements for which such financial statements will be restated. The Company’s management and Audit Committee discussed the misstatements and conclusion to restate the financial statements for the Non-Reliance Periods with its independent auditors.

The Audit Committee’s conclusion was based on the Company’s determination that material errors were made during the Non-Reliance Periods related to recognition of revenue under Accounting Standards Codification Topic 606, Revenue from Contracts with Customers (“ASC 606”). The errors resulted from incorrect conclusions regarding (i) the identification and recognition of performance obligations for customer contracts and (ii) the assessment of criteria of a contract under ASC 606. The extent of the errors and any resulting adjustments is not yet known as the Company’s analysis has not been completed; however, the Company expects that its net loss for the Non-Reliance Periods will increase materially as a result of these changes.

The Company is unable at this time to estimate the amount and effect of any required restatements of the financial statements for the Non-Reliance Periods. The Company continues to work expeditiously to conclude its analysis and complete any required restatement of its financial statements for the Non-Reliance Periods as soon as practicable.

The Audit Committee, the Board of Directors, and management of the Company have begun implementing measures to enhance processes and controls and continue to evaluate appropriate remediation actions. In addition, management continues to assess the effect of any restatements on the Company’s internal controls over financial reporting and its disclosure controls and procedures. The Company expects to report one or more material weaknesses following the completion of its analysis discussed above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1
Fourth Amendment to Amended and Restated Credit Agreement, dated as of August 13, 2021, by and among F45 Training Holdings Inc., the other Loan Parties thereto, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent and Australian Security Trustee, dated June 30, 2023.

10.2
Consent Under Subordinated Credit Agreement, dated as of February 14, 2023, by and among F45 Training Holdings Inc., as borrower, the lenders party thereto and Alter Domus (US) LLC, as administrative agent for the secured parties., dated June 30, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2023	F45 Training Holdings Inc.

	By:	/s/ Patrick Grosso
Patrick Grosso
Chief Legal Officer